UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 20, 2005

                               CALPINE CORPORATION
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

                        Commission File Number: 001-12079

                I.R.S. Employer Identification Number: 77-0212977

                           50 West San Fernando Street
                           San Jose, California 95113
                            Telephone: (408) 995-5115
          (Address of principal executive offices and telephone number)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 -- ENTRY INTO A MATERIAL AGREEMENT.

     On December 20, 2005, the Board of Directors (the "Board") of Calpine Corporation (the "Company") approved an employment agreement with Robert P. May to serve as the Company's Chief Executive Officer. The agreement is made effective as of December 12, 2005, the date that Mr. May was appointed as Chief Executive Officer, and includes the following provisions:

     1. The initial term of the agreement is two years (until December 31, 2007) and is automatically renewable for successive 12-month terms unless either party provides written notice to the other at least 180 days prior to the date of any such renewal of his or its intention not to renew.

     2. Mr. May will receive a base salary of $1,500,000 during the initial and any subsequent term. The Board shall review Mr. May's base salary at least annually, and may increase it at any time in its sole discretion.

     3. Mr. May shall be eligible to receive an annual cash performance bonus so long as he remains employed by the Company on the last day of the applicable fiscal year. Mr. May's target bonus will be established by the Board but the minimum target bonus will be 100% of his base salary, and his actual bonus may range from 0% to 200% of his base salary as determined by the Board, except that Mr. May shall receive minimum bonuses for the fiscal years ending December 31, 2006, and December 31, 2007, of $2,250,000 and $1,500,000, respectively. Mr. May shall also receive a one time signing bonus of $2,000,000, which is payable by December 27, 2005, and shall be eligible to receive a success fee of $12,000,000 if and when a plan of reorganization that is confirmed by the bankruptcy court becomes effective during Mr. May's tenure as Chief Executive Officer of the Company or within 12 months after termination of Mr. May's employment, but only if such termination is by Mr. May for good reason or by the Company without cause except that Mr. May shall not be entitled to the success fee if the Company terminates his employment for cause, he resigns his employment without good reason or his employment terminates due to death or disability before the effective date of the plan. Mr. May will also participate in employee benefit programs available to senior executives of the Company.

     4. Mr. May shall continue to serve as a member of the Board for as long as he continues to be nominated and elected.

     5. Mr. May is entitled to certain severance benefits as set forth in the agreement in the event that Mr. May resigns for good reason or the Company terminates his employment without cause. The severance benefits include an amount equal to the sum of Mr. May's base salary and target bonus at the time of the termination of his employment (except that if the termination were to occur in 2006 or 2007, in lieu of the target bonus amount, Mr. May would receive the minimum bonus amount for such years) paid over a year. If Mr. May's employment is terminated because of his death or disability, he or his estate will receive a pro rata portion of his then current target bonus.

     6.   The  Company  will  provide  indemnification  to  Mr.  May  under  its
          Certificate  of  Incorporation   and  Bylaws  to  the  fullest  extent
          permitted by law.

     A copy of Mr. May's employment agreement is filed herewith as Exhibit 10.1.


ITEM 5.02 -- DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
             DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

     (b) On December 20, 2005, director Peter Cartwright resigned from the Board of Directors of Calpine Corporation.


ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS.

     (d) Exhibits.

         10.1 Employment Agreement, effective as of December 12, 2005, between the Company and Robert P. May.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  CALPINE CORPORATION

                                  By:  /s/ Charles B. Clark, Jr.
                                       -------------------------------------
                                       Charles B. Clark, Jr.
                                       Senior Vice President, Controller and
                                       Chief Accounting Officer


Date: December 27, 2005

                                  EXHIBIT INDEX




Exhibit                               Description
-------   --------------------------------------------------------------------
 10.1 Employment Agreement, effective as of December 12, 2005, between the Company and Robert P. May.

================================================================================

EXHIBIT 10.1



                              EMPLOYMENT AGREEMENT



        This Employment Agreement (the "Agreement") is entered into effective as of December 12, 2005, between CALPINE CORPORATION, a Delaware corporation (the "Company"), and ROBERT P. MAY ("Executive") to provide the terms and conditions for Executive's employment with the Company and its affiliates from time to time (together, the "Group").

        The Board of Directors of the Company (the "Board") named Executive as Chief Executive Officer of the Company and a member of the Board on December 12, 2005 (the "Start Date").

        The Company and Executive have agreed that Executive will be employed by the Company and will serve as the Company's Chief Executive Officer, upon the terms and conditions set forth below.

        Accordingly, and in consideration of the mutual obligations set forth in this Agreement, which Executive and the Company agree are sufficient, Executive and the Company agree as follows:

     1. Term of Employment. Subject to the provisions of paragraph 4 below, Executive's term of employment ("Term of Employment") consists of the initial term and any subsequent term for which the Agreement is renewed. The initial term of this Agreement begins on December 12, 2005, and ends on December 31, 2007. Subject to the termination provisions of paragraph 4 below, Executive's employment by the Company shall be automatically renewed for an additional 12 months at the end of the initial term and each annual anniversary of the end of the then-current renewal term unless either party provides written notice to the other party no less than 180 days prior to the date of any such scheduled renewal of its or his intention not to renew the term of Executive's employment.

     2. Position and Responsibilities. During the Term of Employment, Executive shall have the position and responsibilities described in this paragraph 2. Executive shall be employed as the Company's Chief Executive Officer, with the general executive powers and authority that accompany that position. Executive shall report directly to the Board and shall have the duties and responsibilities that are typically performed by the chief executive officer of a public company, as well as any other duties consistent with his position that are assigned to Executive by the Board. Unless and until the Board elects a President of the Company, Executive shall also have the powers, duties and responsibilities that the Company's Bylaws confer on the President of the Company. Executive agrees to comply with such lawful policies of the Company as may be adopted from time to time. Although Executive may be required to travel from time to time for business reasons, his principal place of employment shall be the Company's corporate offices in San Jose, California.

          a. Executive shall devote substantially all of his full business time and his best efforts, skill, and attention to the Company's business and affairs and to promoting the Company's best interests.

          b. Executive shall serve as a member of the Board for as long as Executive continues to be nominated and elected.

          c. Notwithstanding the foregoing, nothing herein shall preclude Executive from (i) serving on the boards of directors of other corporations and/or charitable organizations (subject to the approval of the Board, such approval not to be unreasonably withheld), (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities hereunder.

     3. Compensation. For all of his services during the Term of Employment, Executive shall receive the following compensation:

          a. Base Salary. Executive's annual base salary shall be $1,500,000. The Board will review the Base Salary at least annually and may increase it at any time for any reason, in its sole discretion.

          b. Bonus. In addition to his Base Salary, Executive shall be eligible to receive an annual cash performance bonus (the "Bonus") for each fiscal year ending during the Term of Employment if, and to the extent that, (x) except with respect to any Bonus payable as severance under paragraph 4.b.i.1, Executive remains employed by the Company on the last day of such fiscal year and (y) individual or corporate performance objectives established by the Board are achieved, as determined by the Board or a committee thereof in its sole discretion. Payment of the Bonus shall be made at the same time that other senior-level executives receive their bonuses, and no later than March 15th of the calendar year after the calendar year in which the Bonus is earned. The target level for Executive's Bonus shall be established by the Board in its sole discretion, provided that the minimum target level for any year shall be 100% of the Base Salary (the "Target Annual Bonus"). However, subject to the minimum Bonuses for the Company's fiscal years ending December 31, 2006, and December 31, 2007, set forth below, Executive's actual Bonus in any year may range from 0% to 200% of the Target Annual Bonus:

               i. For the Company's fiscal year ending December 31, 2006, Executive shall be entitled to receive a minimum Bonus of $2,250,000, to be paid no later than March 15, 2007 but no earlier than January 1, 2007.

               ii. For the Company's fiscal year ending December 31, 2007, Executive shall be entitled to receive a minimum Bonus of $1,500,000, to be paid no later than March 15, 2008 but no earlier than January 1, 2008.

          c. Benefits. Executive shall be eligible to participate in all Company benefit plans and programs as are generally available for its senior executives, and his benefits shall be based on the terms of the applicable plan as established by the Company from time to time. Nothing in this Agreement shall restrict the Company's ability to change or terminate any or all of its employee benefit plans and programs from time to time; nor shall anything in this Agreement prevent any such change from affecting Executive.

          d. Signing Bonus. In addition to the Base Salary and Bonus, Executive shall be entitled to receive a one-time payment of $2,000,000, payable within 15 days of the Start Date. If Executive resigns his employment without Good Reason or Executive's employment is terminated by the Company for Cause, Executive shall repay a pro rata portion (based on the number of full calendar months remaining in the initial 24 month term divided by 24 months) of the signing bonus (net of any associated income and employment taxes) within 10 days after such resignation or termination of employment. Within 10 days after the filing of Executive's federal income tax return for the year in which such repayment is made, Executive shall pay to the Company the amount by which Executive's federal and state income tax liability for such year was reduced as a result of such repayment. If Executive resigns for Good Reason or Executive's employment is terminated by the Company without Cause, Executive shall be entitled to retain the full amount of the signing bonus. The Company acknowledges and agrees that the payment of Executive's signing bonus is unrelated to any services that he performed in the State of California.

          e. Success Fee. In the event that the Company files for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, if and when a plan of reorganization that is confirmed by the bankruptcy court becomes effective (the "Plan Effective Date") during Executive's tenure as Chief Executive Officer of the Company, Executive shall be entitled to receive a one-time payment of $12,000,000 (the "Success Fee"). If at any time after the Start Date, Executive resigns his employment with Good Reason or Executive's employment is terminated by the Company without Cause before the Plan Effective Date, Executive shall be entitled to payment of the Success Fee if the Plan Effective Date occurs within 12 months after the date of termination of employment. In any case such Success Fee shall be due and payable on the Plan Effective Date. Executive shall not be entitled to all or any portion of the Success Fee if the Company terminates his employment for Cause, Executive resigns his employment without Good Reason or Executive's employment terminates due to death or Disability before the Plan Effective Date.

          f. Relocation. Executive shall be reimbursed for the following costs associated with relocating to the San Jose, California, area:

               i. All reasonable transaction costs (including any real estate brokerage fees Executive incurs) and moving expenses incurred by Executive, in each case while an employee of the Company, in connection with moving his household goods from Executive's current residence to the San Jose area, provided that Executive provides appropriate documentation (the "Reimbursement"). Reimbursements under this paragraph 3.f.i shall be paid on or before March 15th of the calendar year after the calendar year in which the applicable expenses were incurred. In connection with such payment, during the calendar year after the calendar year in which the applicable expenses are incurred, the Company shall pay Executive an additional payment in an amount such that after the actual payment by Executive of all taxes, if any, imposed in connection with the Reimbursement, Executive retains an amount equal to the Reimbursement;

               ii. Reimbursement of all reasonable temporary housing and living expenses incurred by Executive, in each case while an employee of the Company, for the shorter of (A) 9 months or (B) the period from the Start Date until Executive moves to a residence of his choosing in the San Jose area. Reimbursements under this paragraph 3.f.ii shall be paid on or before March 15th of the calendar year after the calendar year in which the applicable expenses were incurred.

          g. Legal Fees. On or before March 15, 2006, the Company shall pay Executive's reasonable legal fees actually incurred in an amount not to exceed $25,000 and reasonable fees incurred in connection with the services of an executive compensation consultant (but not to exceed $25,000), in each case directly related to negotiation of Executive's compensation and this Agreement.

     4. a. Termination of Employment.

               i. Termination by the Company for Cause. The Board may terminate Executive's employment for Cause at any time after (x) providing Executive with 10 days' advance written notice explaining the circumstances that justify the termination (a "Termination Notice"); and (y) except in the case of termination for an event covered by (2) below, providing Executive with the opportunity to appear before the Board prior to any vote to terminate Executive's employment for Cause, which opportunity may occur during the 10-day notice period. "Cause" means any of the following: (1) Executive's material breach of any material term of this Agreement that if capable of being corrected is not corrected within 10 days after delivery of a Termination Notice to Executive with respect to such breach; (2) Executive's commission of, or formal charge or indictment alleging commission of, a felony, any crime involving fraud, or any crime involving moral turpitude that in the case of a crime involving moral turpitude may adversely affect the business, standing or reputation of the Company or any other member of the Group (other than motor vehicle related); (3) Executive's breach of fiduciary duty to the Company or any other member of the Group; (4) Executive's misappropriation of funds or material property of the Company or any other member of the Group; (5) Executive's repeated refusal to follow the lawful directives of the Board; (6) Executive's fraud, dishonesty, disloyalty, gross negligence or willful misconduct, where the dishonesty, disloyalty, gross negligence or willful misconduct has resulted, or is likely to result, in substantial and material damage to the Company or any other member of the Group, and that if capable of being corrected is not corrected within 10 days after delivery of a Termination Notice to Executive with respect to such breach; (7) Executive's material violation of any of the Company's Code of Conduct or employment policies that if capable of being corrected is not corrected within 10 days after delivery of a Termination Notice to Executive with respect to such breach; or (8) Executive's knowing and material violation of any federal, state or local laws that will result in a direct or indirect financial loss to the Company or any other member of the Group or damage the reputation of the Company or any other member of the Group.

               ii. Termination by the Company without Cause. The Company may terminate Executive's employment under this Agreement without Cause upon at least 30 days' prior written notice to Executive.

               iii. Death or Disability. Executive's employment by the Company will immediately terminate upon Executive's death and at the option of either Executive or the Company, exercisable upon written notice to the other party, may terminate upon the Executive's Disability. For purposes of this Agreement, "Disability" will occur if (A) Executive becomes eligible for benefits under a long-term disability policy provided by the Company, if any, or (B) Executive has become unable, due to physical or mental illness or incapacity, to substantially perform the essential duties of his employment with reasonable accommodation for a period of 90 days or an aggregate of 180 days during any consecutive 12-month period, as determined by an independent physician approved by the Company and Executive.

               iv. Termination by Executive for Good Reason. Executive may terminate his employment for Good Reason at any time. "Good Reason" shall mean the occurrence, during the Term of Employment, of any of the following actions or failures to act, but in each case only if it is not consented to by Executive in writing: (A) a material adverse change in Executive's duties, reporting responsibilities, titles or elected or appointed offices (including the failure to be elected to the Company's Board) as in effect immediately prior to the effective date of such change (including but not limited to the appointment of any person to an executive position at the Company that is co-equal or senior to that of Executive); (B) a material reduction by the Company in Executive's Base Salary or Bonus or, solely to the extent provided in paragraph 3.b, bonus opportunity, in each case in effect immediately prior to the effective date of such reduction; (C) Company's election not to renew the initial term or any subsequent renewal term; (D) the failure of the Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of the Company on or prior to a merger, consolidation, sale or similar transaction; or
          (E) if the Company files for bankruptcy protection under Chapter 11 of the United States Bankruptcy Code, the failure of the bankruptcy court to approve this Agreement within 90 days after the date of such filing. (For purposes of this definition, none of the actions described in clauses (A) and (B) above shall constitute "Good Reason" with respect to Executive if it was an isolated and inadvertent action not taken in bad faith by the Company and if it is remedied by the Company within 30 days after receipt of written notice thereof given by Executive (or, if the matter is not capable of remedy within 30 days, then within a reasonable period of time following such 30 day period, provided that the Company has commenced such remedy within said thirty (30) day period); provided that "Good Reason" shall cease to exist for any action described in clauses (A) and (B) above on the 60th day following the later of the occurrence of such action or Executive's knowledge thereof, unless Executive has given the Company written notice thereof prior to such date.

               v. Termination by Executive without Good Reason. Executive may terminate his employment under this Agreement without Good Reason upon at least 30 days' prior written notice to the Company.

          b. Consequences of Termination of Employment.

               i. Termination by the Company without Cause or by Executive for Good Reason. Executive shall receive the severance benefit described in this paragraph 4.b if the Company terminates Executive's employment without Cause (under paragraph 4.a.ii) at any time during the Term of Employment or if Executive terminates his employment at any time during the Term of Employment for Good Reason (under paragraph 4.a.iv).

                    1.  Amount  and  Payment  Schedule.   Executive's  severance
               benefit shall be an annual amount equal to the sum of his (x) annual Base Salary and (y) Target Annual Bonus as of the date his employment terminates, paid for one year, provided that if Executive is terminated in calendar year 2006 or 2007, in lieu of the Target Annual Bonus referenced in (y) above, Executive shall receive his minimum Bonus for the applicable year as set forth in paragraph 3.b.i or 3.b.ii, above. Subject to the timing rule described in paragraph 4.b.i.2, below, the severance benefit shall be paid ratably on the same payment schedule that applied to Executive's salary at the time of his termination.

                    2. Timing. To the extent necessary to comply with the restriction in Section 409A(a)(2)(B) of the Internal Revenue Code of 1986, as amended (the "Code") concerning payments to specified employees, the first severance payment to Executive shall be made on the first installment date (determined under paragraph 4.b.i.1, above) that is at least six months after Executive's termination date. The first payment shall include any installments that would have been paid previously under paragraph 4.b.i.1 were it not for this special timing rule, plus interest on the delayed installments at an annual rate (compounded monthly) equal to the federal short-term rate (as in effect under
               Section 1274(d) of the Code on Executive's termination date).

                    3. Benefits.  For a period of one year following the date of termination of Executive's employment from the Company, the Company shall at its sole cost and expense (but disregarding any individual tax liability of Executive) provide Executive (and his spouse and eligible dependents) with group health benefits substantially similar to those benefits that Executive (and his spouse and eligible dependents) were receiving immediately before his termination (which may at the Company's election be pursuant to reimbursement of the applicable COBRA premium).

                    4. Excise Tax. If, in the written  opinion of the  Company's independent accountants, (x) any amount payable to Executive under this Agreement is an "excess parachute payment" as defined in Section 280G(b) of the Code, and (y) such excess parachute payment is subject to the excise tax imposed by Section 4999 of the Code (or any similar tax under state or local law), the Company shall pay to Executive an amount necessary to place Executive in the same after-tax position in which Executive would have been if such excise tax had not been imposed (the "Gross-Up). The Gross-Up shall be in an amount determined by the Company's independent accountants and shall be paid during the Payment Year (as hereinafter defined), on or before December 31st of such Payment Year (subject to the special timing rule set forth in paragraph 4.b.i.2, above). For purposes of this paragraph 4.b.i.4, the "Payment Year" shall be the calendar year following (A) with respect to amounts payable upon a change in ownership or control (within the meaning of Section 280G(b) of the Code), the calendar year in which such change in ownership or control occurs or (B) with respect to amounts payable upon a termination of employment, the calendar year in which such termination of employment occurs.

               ii. Death or Disability. In the event of termination of Executive's employment due to death or Disability (under paragraph 4.a.ii), Executive shall be entitled to receive a pro rata portion of his Target Annual Bonus for the portion of the calendar year before the date of termination of employment, payable on or before March 15th of the calendar year after the calendar year in which such termination of employment occurs; but Executive shall not be eligible to receive any other severance benefit under this paragraph 4. Executive's eligibility (if any) to receive a severance or retirement benefit under any other severance or retirement plan or program maintained by the Company shall be determined by the terms of that plan or program as in effect on his termination date.

               iii. Termination for Cause or Voluntary Termination. If the Company terminates Executive's employment for Cause (under paragraph 4.a.i), or if Executive terminates his employment without Good Reason (under paragraph 4.a.v), Executive shall not be eligible to receive any severance benefit under this paragraph 4. Executive's eligibility (if any) to receive a severance or retirement benefit under any other severance or retirement plan or program maintained by the Company shall be determined by the terms of that plan or program as in effect on his termination date. The foregoing shall not limit the remedies available to the Group, at law or in equity, for any loss or other injury caused directly or indirectly by Executive.

               iv. Earned but Unpaid Bonus. In addition to any other amounts owed to Executive under this paragraph 4.b, if the Company terminates the Executive's employment for any reason after December 31 of any year, Executive shall be entitled to receive any Bonus earned by Executive for the preceding year as calculated in accordance with paragraph 3.b but not yet paid as of the termination date.

               v. Release. The Company will not be required to make the payments stated in this paragraph 4 unless the Executive executes and delivers to the Company an agreement releasing from all liability (other than the payments contemplated by paragraph 4 of this Agreement and any indemnification arrangement of the Company with respect to Executive) the Group and any of their respective past or present directors, officers, employees, shareholders, controlling persons or agents of the Group. This agreement will be in the form normally used by the Company for senior executives at the time.

     5. Restrictive Covenants.

          a. Non-Competition. During the Term of Employment, Executive shall not directly or indirectly manage, operate, participate in, be employed by, perform consulting services for, or otherwise be connected with, any company or other enterprise that would compete with or otherwise adversely effect the Company's business or otherwise interfere with Executive's ability to devote his full time and attention to the Company. Executive may invest in an entity that competes with the Company's business, provided that Executive and his immediate family members do not own more than one percent of the voting securities of any such entity at any time.

          b. Use and Disclosure of Proprietary Information.

               i. Definition of Proprietary Information. "Proprietary Information" means confidential or proprietary information, knowledge or data concerning (1) the Group's businesses, strategies, operations, financial affairs, organizational matters, personnel matters, budgets, business plans, marketing plans, studies, policies, procedures, products, ideas, processes, software systems, trade secrets and technical know-how, (2) any other matter relating to the Group, (3) any matter relating to clients of the Group or other third parties having relationships with the Group and (4) any confidential information from which the Group derives business advantage or economic value. Proprietary Information includes (A) information regarding any aspect of Executive's tenure as an employee of the Group or the termination of Executive's employment, (B) the names, addresses, phone numbers and buying habits and preferences and other information concerning clients and prospective clients of the Group, and (C) information and materials concerning the personal affairs of employees of the Group. In addition, Proprietary Information may include information furnished to Executive orally or in writing (whatever the form or storage medium) or gathered by inspection, in each case before or after the date of this Agreement. Proprietary Information does not include information (X) that was or becomes generally available to Executive on a non-confidential basis, if the source of this information was not reasonably known to Executive to be bound by a duty of confidentiality, (Y) that was or becomes generally available to the public, other than as a result of a disclosure by Executive, directly or indirectly, or (Z) that Executive can establish was independently developed by Executive without reference to any Proprietary Information.

               ii. Acknowledgements. Executive acknowledges that he will obtain or create Proprietary Information in the course of Executive's involvement in the Group's activities and may already have Proprietary Information. Executive agrees that the Proprietary Information is the exclusive property of the Group. In addition, nothing in this Agreement will operate to weaken or waive any rights the Group may have under statutory or common law, or any other agreement, to the prohibition of unfair competition or the protection of trade secrets, confidential business information and other confidential information.

               iii.   During   Employment.   Executive  will  use  and  disclose
          Proprietary Information only for the Group's benefit and in accordance with any restrictions placed on its use or disclosure by the Group.

               iv.   Post-Employment.   After  the  termination  of  Executive's
          employment,  Executive  will  not  use  or  disclose  any  Proprietary
          Information for any purpose. For the avoidance of doubt, but without limitation of the foregoing, for the 18-month period after termination of Executive's employment, Executive will not directly or indirectly use Proprietary Information from which the Group derives business advantage or economic benefit to solicit, impair or interfere with, or attempt to solicit, impair or interfere with, any person or entity, who, at the time of the termination of Executive's employment, is then a customer, vendor or business relationship of the Group (or who
          Executive knew was a potential customer, vendor or business relationship of the Company within the six months prior to the termination of his Employment).

          c. Non-Solicitation of Employees. During the Term of Employment and for an 18-month period after termination of Executive's employment, Executive will not directly or indirectly solicit or attempt to solicit anyone who, at the time of the termination of Executive's employment, is then an employee of the Group (or who was an employee of the Group within the six months prior to the termination of his Employment) to resign from the Group or to apply for or accept employment with any company or other enterprise.

          d. Non-Disparagement. During and after Executive's employment with the Company, Executive covenants and agrees that Executive will not directly or indirectly disparage the Company, or make or solicit any comments, statements, or the like to any clients, competitors, suppliers, employees or former employees of the Company, the press, other media, or others that may be considered derogatory or detrimental to the good name or business reputation of the Company.

     6. Employment Taxes. All payments and other compensation under this Agreement shall be subject to withholding of the applicable income and employment taxes. At the same time, however, Executive is solely responsible for paying all required taxes on any payments or other compensation provided under this Agreement (including imputed compensation), regardless of whether taxes are withheld.

     7. Nonduplication of Benefits. No term or other provision of this Agreement may be interpreted to require the Company to duplicate any payment or other compensation that Executive is already entitled to receive under a compensation or benefit plan, program, or other arrangement maintained by the Company.

     8. Indemnification. To the fullest extent permitted by applicable law, the Company shall provide indemnification for Executive under its Articles of Incorporation and Bylaws. Executive shall be covered by the Company's standard indemnification agreement and by any director's and officer's liability insurance policy maintained by the Company.

     9. Successors. Any successor to the Company or to all or substantially all of the Company's business and/or assets (whether a direct or indirect successor, and whether by purchase, lease, merger, consolidation, liquidation, or otherwise) shall assume the obligations under this Agreement. In case of any succession, the term "Company" shall refer to the successor. The terms of this Agreement and all of Executive's rights hereunder shall inure to the benefit of, and be enforceable by, Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees.

     10. No Third-Party Beneficiaries. Except as provided in paragraph 9, above, nothing in this Agreement may confer upon any person or entity not a party to this Agreement any rights or remedies of any nature or kind whatsoever under or by reason of this Agreement.

     11. No Duty to Mitigate. Executive shall not be required to seek new employment or otherwise to mitigate the payments contemplated by this Agreement. The payments contemplated by this Agreement shall not be reduced by earnings that Executive may receive from any other source.

     12. Notice. Notices and other communications between the parties to this Agreement shall be delivered in writing and shall be deemed to have been given when personally delivered or on the third business day after mailing by U.S. registered or certified mail, return receipt requested and postage prepaid.

          a. Notices and other communications to Executive shall be addressed to Executive, at the most recent home address that he provided in writing to the Company.

          b. Notices and other communications to the Company shall be addressed to the Company's corporate headquarters, to the attention of the Company's Secretary.

     13. Waiver and Amendments. No provision of this Agreement may be modified, waived, or discharged, unless the modification, waiver, or discharge is agreed to in writing signed by Executive and by an authorized representative of the Company (other than Executive). Unless specifically characterized as a continuing waiver, no waiver of a condition or provision at any one time may be considered a waiver of the same provision or condition (or any different provision or condition) at any other time.

     14. Ability to Enter this Agreement. Executive represents and warrants that neither the execution and delivery of this Agreement nor the performance of Executive's services hereunder will conflict with, or result in a breach of, any employment or other agreement to which Executive is a party or by which Executive might be bound or affected. Executive further represents and warrants that Executive has full right, power, and authority to enter into and carry out the provisions of this Agreement.

     15. Remedy at Law Inadequate. Executive acknowledges that a remedy at law for any breach or attempted breach of the covenants described in paragraph 5 of this Agreement will be inadequate and agrees that the Group shall be entitled to specific performance and injunctive and other equitable relief in the case of any such breach or attempted breach.

     16. American Jobs Creation Act of 2004. This Agreement shall be construed, administered and interpreted in accordance with a good-faith interpretation of
Section 409A of the Code and Section 885 of the American Jobs Creation Act of 2004. If the Company or Executive determines that any provision of this Agreement is or might be inconsistent with such provisions (including any administrative guidance issued thereunder), the parties shall make their best efforts in good faith to agree to such amendments to this Agreement as may be necessary or appropriate to comply with such provisions.

     17. Choice of Law. This Agreement (including its validity, interpretation, construction, and performance) shall be governed by the laws of the State of California, without regard to any rule or principle concerning conflicts or choice of law that might otherwise refer construction or interpretation to the substantive law of another jurisdiction.

     18. Section Headings. All headings in this Agreement are inserted for convenience only. Headings do not constitute a part of the Agreement and may not affect the meaning or interpretation of any term or other provision of this Agreement.

     19. Severability and Reformation. Each substantive provision of this Agreement is a separate agreement, independently supported by good and adequate consideration, and is severable from the other provisions of the Agreement. If a court of competent jurisdiction determines that any term or provision of this Agreement is unenforceable, then the other terms and provisions of this Agreement shall remain in full force and effect, and the unenforceable terms or provisions shall be equitably modified to the extent necessary to achieve the underlying purpose in an enforceable way.

     20. Whole Agreement. This Agreement reflects the entire understanding and agreement between the Company and Executive regarding Executive's employment. This Agreement supersedes all prior negotiations, discussions, correspondence, communications, understandings, and agreements, whether oral or written, relating to Executive's employment with the Company. The respective rights and obligations of the parties to this Agreement shall survive the termination of Executive's employment to the extent necessary to give such rights and obligations their intended effect.

     21. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute a single instrument.

                                      * * *


     IN WITNESS WHEREOF, the parties to this Agreement have executed this Agreement on December 20, 2005.

CALPINE CORPORATION:


By: /s/ Kenneth T. Derr                           /s/ Robert P. May
    ------------------------------                ------------------------------
      Kenneth T. Derr                               Robert P. May, in his
      Chairman of the Board of Directors            individual capacity